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                                                                  Exhibit 10.375

                             MASTER LEASE AGREEMENT

     This MASTER LEASE AGREEMENT is made and entered into as of the 8 day of September, 2004, by and among Jaffe of Weston, Inc., a Florida corporation, (hereinafter referred to as "Seller"), Inland Western Knoxville Harvest, L.L.C., a Delaware limited liability company, (hereinafter referred to as "Buyer"), and Chicago Title and Trust Company, (hereinafter referred to as "Escrow Agent") having as its address 171 N. Clark Street, Chicago, Illinois 60601.

                                  WITNESSETH:

     WHEREAS, pursuant to that certain Purchase and Sale Agreement dated as of the 17th day of June, 2004, as heretofore amended, (the "Contract"), Buyer acquired on and as of the date hereof from Seller certain real property commonly known as Harvest Towne Center located in Knoxville, Tennessee (the "Property"); and

     WHEREAS, Seller, pursuant to the Contract, is required to master lease certain space occupied by Northside Properties ("Northside") and certain space leased by Stuart R. Humberg, D.C. ("Humberg"); and

     WHEREAS, Seller has agreed to deposit with Escrow Agent the sum of Thirty Seven Thousand Twenty Seven Dollars and No Cents ($37,027.00) (the "Northside Escrow Deposit") with respect to Seller's obligation to pay rent and reimbursable expenses to Buyer in connection with space at the Property leased to Northside (the "Northside Space") and the sum of Eighteen Thousand Dolars and No Cents ($18,000.00) (the "Humberg Escrow Deposit") with respect to Seller's obligation to pay rent and reimbursable expenses to Buyer in connection with the space at the Property leased to Humberg (the "Humberg Space") (the Northside Escrow Deposit and the Humberg Escrow Deposit are collectively referred to as the "Escrow Deposit"); and

     WHEREAS, Escrow Agent is willing to accept the Escrow Deposit and hold and disburse same in accordance with the terms and conditions set forth below.

     NOW, THEREFORE, for and in consideration of the premises hereto, the covenants and agreements hereinafter made, and for Ten and 00/100 Dollars ($10.00) in hand paid to Escrow Agent, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. ESCROW DEPOSIT. Seller hereby deposits with Escrow Agent, and Escrow Agent hereby acknowledges receipt of the Escrow Deposit. Escrow Agent hereby agrees to deposit the Escrow Deposit into an interest bearing account with a bank, savings and loan institution, money market account, or other depository reasonably satisfactory to Buyer, Seller and Escrow Agent with interest accruing for the benefit of Seller. The federal taxpayer identification of Seller is as follows 65-0878136

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     2.   ESCROW DISBURSEMENTS. The Escrow Deposit shall be held in escrow by
Escrow Agent subject to the terms and condition of this Agreement and shall be disbursed as hereinafter provided:

     (a) Commencing on the date that Buyer notifies Escrow Agent that Northside has not paid any amounts due pursuant to its lease, has vacated the Northside Space or stopped the payment of such amounts for any reason whatsoever, and continuing on the first day of each calendar month thereafter for twelve (12) months, Buyer shall be entitled to receive from the Northside Escrow Deposit, an amount equal to one twelfth (1/12) of the initial balance of the Northside Escrow Deposit, which monthly payment shall continue until the earlier of (x) the date the Northside Escrow Deposit has been disbursed in full or (y) the date that the Northside Space has been leased, all leasing commissions and tenant improvements costs and expenses incurred in connection therewith have been paid in full, the tenant has occupied the space, is open for business, has commenced regularly scheduled monthly rent payments, and a certificate of occupancy has been issued (the "Lease Up Event"). At such time as the Lease Up Event has occurred and Buyer has received all requisite payments due hereunder, the balance of the Northside Escrow Deposit, if any, shall be released to Seller.

     (b) Commencing on the date that Buyer notifies Escrow Agent that Humberg has not paid any amounts due pursuant to its lease, has vacated the Humberg Space or stopped the payment of such amounts for any reason whatsoever, and continuing on the first day of each calendar month thereafter for twelve
     (12) months, Buyer shall be entitled to receive from the Humberg Escrow Deposit, an amount equal to one twelfth (1/12) of the initial balance of the Humberg Escrow Deposit, which monthly payment shall continue until the earlier of (x) the date the Humberg Escrow Deposit has been disbursed in full or (y) the date that the Humberg Space has been leased, all leasing commissions and tenant improvements costs and expenses incurred in connection therewith have been paid in full, the tenant has occupied the space, is open for business, has commenced regularly scheduled monthly rent payments, and a certificate of occupancy has been issued (the "Lease Up Event"). At such time as the Lease Up Event has occurred and Buyer has received all requisite payments due hereunder, the balance of the Humberg Escrow Deposit, if any, shall be released to Seller.

     3. ESCROW ADMINISTRATION. The costs of administration of this Escrow Agreement by Escrow Agent in the sum of Five Hundred and 00/100 Dollars ($500.00) shall be shared equally by Seller and Buyer. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, principals, successors and assigns and shall be governed and construed in accordance with the laws of the State of Illinois. No modification, amendment or waiver of the terms hereof shall be valid or effective unless in writing and signed by all of the parties hereto. This Escrow Agreement may be executed in multiple counterpart originals, each of which shall be deemed to be and shall constitute an original. If there is any conflict between the terms of this Escrow Agreement and the terms of the Contract, the terms of this Escrow Agreement shall control.

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     4.   NOTICES. All notices, requests, consents and other communications hereunder shall be sent to each of the following parties and be in writing and shall either be: (i) delivered by facsimile transmission, or (ii) personally delivered, or (iii) sent by Federal Express or other overnight or same day courier service providing a return receipt, (and shall be effective when received, when refused or when the same cannot be delivered, as evidenced on the return receipt) to the following addresses:

          If to Seller:          Jaffe of Weston, Inc.
                                 Attention: Mr. David Lasman
                                 555 S.W. 12th Street, Suite 101
                                 Pompano Beach, Florida 33069
                                 Telephone: (954) 933-9105
                                 Facsimile: (954) 933-9107

          With a copy to         Bruce J. Goldman, Esq.
          Seller's Counsel:      Law Offices of Bruce J. Goldman, P.A.
                                 2701 Le Jeune Road, Suite 404
                                 Coral Gables, Florida 33134
                                 Telephone: (305) 446-6460
                                 Facsimile: (305) 446-7502

          If to Buyer:           Inland Real Estate Acquisitions, Inc.
                                 Attention: Steven Sanders
                                 501C Manatee Avenue West
                                 Holmes Beach, Florida 34217
                                 Telephone: (941) 779-1000
                                 Facsimile: (941) 779-2000

          With a copy to:        The Inland Real Estate Group, Inc.
                                 Attn: Dennis K. Holland, Esq.
                                 2901 Butterfield Road
                                 Oak Brook, Illinois 60523
                                 Telephone: (630) 218-8000
                                 Facsimile: (630) 218-4900

          If to Escrow Agent:    Chicago Title Insurance Company
                                 Attention: Nancy Castro
                                 171 North Clark Street
                                 Chicago, Illinois 60601
                                 Telephone: (312) 223-3909
                                 Facsimile: (312) 223-2108

     5. COUNTERPARTS. This Escrow Agreement may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories of the original or the same counterpart. Furthermore, the signatures from one counterpart may be

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attached to another to constitute a fully executed original. The Escrow
Agreement may be executed by facsimile.

     6. REPORTING. Escrow Agent agrees to deliver to Buyer, on a monthly basis, a copy of the bank statement of account of the Escrow Deposit. Such monthly statements shall be delivered to:______________________________________.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Escrow Agreement to be signed and delivered as of the day and year first above written.


BUYER:                      INLAND WESTERN KNOXVILLE HARVEST,
                            L.L.C., a Delaware limited liability company

                            By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member


                                 By:     /s/ Valerie Medina
                                       -----------------------------------------
                                 Name:   Valerie Medina
                                       -----------------------------------------
                                 Title:  Asst. Secretary
                                       -----------------------------------------

SELLER:                     JAFFE OF WESTON, INC., a Florida corporation


                                 By:    /s/ Gary S. Kaminsky
                                       -----------------------------------------
                                 Name:  GARY S. KAMINSKY
                                       -----------------------------------------
                                 Title: Executive Director
                                       -----------------------------------------


ESCROW AGENT:               CHICAGO TITLE AND TRUST COMPANY


                            By:
                                 -----------------------------------------------

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